EXHIBIT 32.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert Wright, Chief Executive Officer and President of Potbelly Corporation (the “Registrant”), hereby certifies that, to the best of his knowledge on the date hereof: 1. the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2023 (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant. Date: March 8, 2024 By: /s/ Steven Cirulis Steven Cirulis Chief Financial Officer